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                                                                    EXHIBIT 10.1

                               NOVO NETWORKS, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                NOVO NETWORKS, INC. 1999 OMNIBUS SECURITIES PLAN


         THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is made and entered into by and between NOVO NETWORKS, INC., formerly eVentures Group, Inc., a Delaware corporation (the "COMPANY"), and BARRETT N. WISSMAN (the "OPTIONEE"), effective February 27, 2004 (the "DATE OF GRANT").

         1. GRANT OF OPTION. The Company hereby grants to the Optionee and the Optionee hereby accepts, subject to the terms and conditions hereof, a Nonqualified Stock Option (the "OPTION") to purchase up to 25,000 shares of Company's common stock, par value $0.00002 per share (the "COMMON STOCK"), at the Exercise Price per share set forth in Section 4 hereof.

         2. GOVERNING PLAN. This Option is granted pursuant to the Company's 1999 Omnibus Securities Plan (the "PLAN"), a copy of which is attached hereto. Capitalized terms used but not otherwise defined herein have the meanings as set forth in the Plan. The Optionee agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement, except as otherwise specifically provided for in the Plan.

         3. EXPIRATION AND TERMINATION OF THE OPTION. The Option (to the extent not earlier exercised or terminated in accordance with the Plan or this Agreement) will expire at the end of business February 27, 2014, ten (10) years from the Date of Grant of the Option (the "EXPIRATION DATE"). In the event the Optionee ceases to serve as a member of the Company's board of directors, the unexercised portion of the Option will terminate on the earlier of the date that is (a) five (5) years after the date the Optionee ceased being a director or (b) the Expiration Date. The Option may not be exercised after its expiration or termination.

         4. EXERCISE PRICE. The "EXERCISE PRICE" of the Option is two and seven tenths cents ($0.027) per share of Common Stock. The Exercise Price is subject to adjustment or amendment as set forth in the Plan, including, without limitation, Section 3.4, Section 4.5(b) or Section 6.2 of the Plan.

         5. VESTING. The Option shall vest as of the Date of Grant and be immediately exercisable for the total number of shares of Common Stock set forth in Section 1 hereof.

         6. EXERCISE OF THE OPTION. The Option may be exercised, to the extent not previously exercised, in whole or in part, at any time or from time to time prior to the expiration or termination of the Option, except that no Option shall be exercisable except in respect to whole shares, and not less than one hundred (100) shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. Exercise shall be accomplished by providing the Company with written notice in the

NOVO NETWORKS, INC. NONQUALIFIED STOCK OPTION AGREEMENT - PAGE 1

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form of Exhibit "A" attached hereto, which notice shall be irrevocable when delivered and effective upon payment in full of the Option Price in accordance with Section 5.4 of the Plan and Section 7 hereof and any amounts required in accordance with Section 5.11 of the Plan for withholding taxes, and the satisfaction of all other conditions to exercise imposed under the Plan.

         7. PAYMENT OF EXERCISE PRICE. Upon any exercise of the Option, the total Exercise Price for the number of shares for which the Option is then being exercised and the amount of any federal, state and local withholding taxes imposed thereon shall be paid in full to the Company in cash or with shares of Common Stock that have been owned for at least six months by the Optionee (or by the Optionee and his or her spouse jointly), or a combination thereof, or in such other form permitted by applicable law and the Plan as the Administering Body deems acceptable at the time of exercise, all in accordance with the applicable provisions of Section 5.4 and Section 5.11 of the Plan.

         8. ACKNOWLEDGMENT REGARDING OPTIONS. Optionee hereby represents, acknowledges, agrees and understands that Optionee has no other options with respect to shares of stock or equity in the Company and/or any Affiliated Entity (including any subsidiaries or affiliates of the Company, such as Paciugo Management, LLC, a Texas limited liability company ("PACIUGO"), Ad Astra Holdings, LP, a Texas limited partnership ("AD ASTRA"), Axistel Communications, Inc., a Delaware corporation ("AXISTEL"), and/or e.Volve Technology Group, Inc., f/k/a Orix Global Communications, Inc., a Nevada corporation ("e.VOLVE")), validly granted, verbally promised or otherwise, prior to the effective date of this Agreement, except as otherwise described on Exhibit "B" to this Agreement. Optionee further acknowledges, agrees and understands that the Company is relying on the statements contained herein with respect to the granting of options as provided herein.

         9. NONTRANSFERABILITY OF OPTION. The Option shall not be transferable or assignable by the Optionee, other than in accordance with Section 5.9 of the Plan or by will or the laws of descent and distribution (or as otherwise permitted by the Administering Body in its sole discretion), and shall be exercisable during the Optionee's lifetime only by him or her or by his or her legal representative(s) or guardian(s) or any permitted transferee.

         10. ADMINISTRATION. The Plan and this Agreement shall be administered and may be definitively interpreted by the Administering Body, and the Optionee agrees that the decisions of such Administering Body concerning administration and interpretation of the Plan and this Agreement shall be final, binding and conclusive on all persons.

         11. SEVERABILITY. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

         12. MODIFICATION. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

         13. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Company by its duly authorized officer, and by the Optionee in acceptance of the above-

NOVO NETWORKS, INC. NONQUALIFIED STOCK OPTION AGREEMENT - PAGE 2 mentioned Option, subject to the terms and conditions of the Plan and of this Agreement, all as of the day and year first above written.

                            [SIGNATURE PAGE FOLLOWS]



NOVO NETWORKS, INC. NONQUALIFIED STOCK OPTION AGREEMENT - PAGE 3

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                     SIGNATURE PAGE FOR NOVO NETWORKS, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

         Signature page for Novo Networks, Inc. Nonqualified Stock Option Agreement, dated February 27, 2004.

                                    COMPANY:

                                    NOVO NETWORKS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:      Steven W. Caple
                                         ---------------------------------------
                                    Title:     President
                                          --------------------------------------

                                    OPTIONEE:


                                    --------------------------------------------
                                    Barrett N. Wissman



NOVO NETWORKS, INC. NONQUALIFIED STOCK OPTION AGREEMENT - PAGE 4

                                   EXHIBIT "A"

                               NOTICE OF EXERCISE
                                      UNDER
                       NONQUALIFIED STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                NOVO NETWORKS, INC. 1999 OMNIBUS SECURITIES PLAN

         To:   Novo Networks, Inc. (the "COMPANY")

         From: Barrett N. Wissman (the "OPTIONEE")

         Date:
               -----------------------------------

         Pursuant to the Novo Networks, Inc. 1999 Omnibus Securities Plan (the "PLAN") and the Nonqualified Stock Option Agreement (the "AGREEMENT") (capitalized terms used without definition herein have the meanings given such terms in the Agreement or the Plan) between the Company and myself, effective February 27, 2004, I hereby exercise my Option as follows:

       Number of shares of Common Stock I wish to purchase under the Option
       Exercise Price per share                                                            $
       Total Exercise Price                                                                $
       "Vested Portion" of Option (see definition in Section 5 of the Agreement)
       Number of shares I have previously purchased by exercising the Option
       Expiration Date of the Option

         I hereby represent, warrant, and covenant to the Company that:

         a. I am acquiring the Common Stock for my own account, for investment, and not for distribution or resale, and I will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Plan.

         b. I can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of my investment.

         c. I am experienced in business and financial matters and am capable of
(i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and
(iii) protecting my interests in connection therewith.

         d. Any subsequent offer for sale or distribution of any of the shares of Common Stock shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, I shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form

EXHIBIT "A" - PAGE 1
and substance satisfactory to the Administering Body, from counsel for or approved by the Administering Body, as to the applicability of such exemption thereto.

         I acknowledge that I must pay the total Exercise Price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to me.

         Attached in full payment of the total Exercise Price for the Option exercised herein is ( ) a check made payable to the Company in the amount of $___________________ and/or ( ) a stock certificate for _______ shares of Common Stock that have been owned by me or by me and my spouse jointly for at least six months, with a duly completed stock power attached with a total Fair Market Value on the date hereof equal to the total Exercise Price.

         Also attached in full payment of all withholding tax obligations arising from exercise of the Option is (___) a check made payable to the Company in the amount of such required withholding and/or (____) a stock certificate for ____ shares of Common Stock that have been owned by me or by me and my spouse jointly for at least six months, with a duly completed stock power attached, with a total Fair Market Value on the date hereof equal to the amount of such required withholding.

                            [SIGNATURE PAGE FOLLOWS]


EXHIBIT "A" - PAGE 2

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            SIGNATURE PAGE FOR EXHIBIT "A", NOTICE OF EXERCISE UNDER
           NONQUALIFIED STOCK OPTION AGREEMENT, PURSUANT TO THE NOVO
                   NETWORKS, INC. 1999 OMNIBUS SECURITIES PLAN

         Signature page for Exhibit "A", Notice of Exercise under Nonqualified Stock Option Agreement, dated February 27, 2004, pursuant to the Novo Networks, Inc. 1999 Omnibus Securities Plan.

                                    OPTIONEE:


                                    --------------------------------------------
                                    Barrett N. Wissman

                                    RECEIVED BY THE COMPANY:


                                    --------------------------------------------

                                    Name:
                                         ---------------------------------------
                                    Date:
                                         ---------------------------------------


EXHIBIT "A" - PAGE 3

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                                   EXHIBIT "B"

                         DESCRIPTION OF EXISTING OPTIONS
                               GRANTED TO OPTIONEE

         1. An option to purchase 1,400,000 shares of the Company's Common Stock was granted to the Optionee pursuant to his employment agreement with the Company with 350,000 shares vesting on each of July 2, 2000; April 2, 2001; April 2, 2002; and April 2, 2003.

         2. An option to purchase 100,000 shares of the Company's Common Stock was granted to the Optionee under the Company's Plan with 50,000 shares vesting on September 22, 1999, and 50,000 shares vesting on September 22, 2000.

         3. An option to purchase 1,400,000 shares of the Company's Common Stock was granted to the Optionee under the Company's 2001 Equity Incentive Plan with 350,000 shares vesting on each of January 10, 2001, and April 2, 2001; 233,333 shares vesting on each of April 2, 2002, and April 2, 2003, and 233,334 shares vesting on April 2, 2004.

         4. An option to purchase 25,000 shares of the Company's Common Stock was granted to the Optionee under the Company's Plan with all 25,000 shares vesting on February 21, 2003.


EXHIBIT "B"